UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2017 (December 1, 2017)
THE J.G. WENTWORTH COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-36170	46-3037859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Morris Drive, Suite 300, Chesterbrook, Pennsylvania		19087-5148
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (484) 434-2300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 1, 2017, The J.G. Wentworth Company (together with its consolidated subsidiaries, the “Company”) entered into an amendment to the employment agreement (the “Employment Agreement”), dated July 27, 2014, with Stewart Stockdale, the Company’s Chief Executive Officer (the “Amendment”). Pursuant to the Amendment, the rights, privileges and obligations of the parties pursuant to the Employment Agreement will be terminated and be of no further force or effect as of the effective date (the “Effective Date”) of the Plan (as defined below), except that certain provisions will remain in full force and effect on and after the Effective Date. Further, the Required Consenting Lenders (as defined in the Plan) will negotiate in good faith with the Chief Executive Officer regarding a new employment agreement to be effective as of the Effective Date, which shall supersede the Employment Agreement and include, among other terms, (i) in the event of his termination by the reorganized Company without cause or termination by the Chief Executive Officer for good reason, severance of $1,400,000 and (ii) reasonable commuting expenses. In the event that the new employment agreement is not entered into and effective as of the Effective Date, the Chief Executive Officer will be entitled pursuant to the Amendment, in the event of his resignation (with or without good reason) or his termination by the reorganized Company without cause, to receive severance of $1,400,000 (paid in equal installments during the twenty-four (24) month following termination of employment), subject to his compliance with certain conditions specified in the Employment Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

As previously disclosed, on November 9, 2017, The J.G. Wentworth Company and certain of its subsidiaries entered into a restructuring support agreement (the “Restructuring Support Agreement”)) with (i) certain lenders holding over eighty-seven percent (87%) of the aggregate principal amount outstanding under that certain Credit Agreement, dated as of February 8, 2013 (all such lenders thereunder, the “Term Lenders”), by and among Orchard Acquisition Company, LLC (“Orchard”) and certain of its affiliates, Jefferies Finance LLC, as administrative agent and collateral agent (the “TL Agent”), the lenders from time to time party thereto, and Jefferies Group, Inc., as Swing Line Lender and an LC Issuer (as each is defined therein), (ii) the TL Agent and (iii) certain members of The J.G. Wentworth Company, LLC.

On December 1, 2017, pursuant to the terms of the Restructuring Support Agreement, the Company commenced the solicitation of votes (the “Solicitation”) to obtain acceptances for the Joint Pre-Packaged Plan of Reorganization of Orchard Acquisition Company, LLC and its Debtor Affiliates, dated December 1, 2017 (as may be amended, restated, supplemented, or otherwise modified from time to time, the “Plan”). Pursuant to the terms of the Restructuring Support Agreement and the Plan, certain of the Company entities intend to commence chapter 11 cases (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware following receipt of votes in favor of the Plan from the Term Lenders sufficient to satisfy the requirements of section 1126(c) of title 11 of the United States Code, as now in effect or hereafter amended (the “Bankruptcy Code”), and the receipt of certain other third party approvals, consents and/or waivers. The Company entities that intend to commence Chapter 11 Cases are: The J.G. Wentworth Company, JGW Holdings, Inc., The J.G. Wentworth Company, LLC, J.G. Wentworth, LLC and Orchard Acquisition Company, LLC. No other entity within the enterprise is expected to be part of the Chapter 11 Cases, and the business of the Company and its day to day operations are expected to remain uninterrupted by the Chapter 11 Cases.

In connection with the commencement of the Solicitation, a disclosure statement relating to the Plan (the “Disclosure Statement”) will be distributed to certain holders of claims against or equity interests in certain of the Company entities. A summary of the key features of the Plan was included in Item 1.01 to the Company’s Current Report on Form 8-K filed on November 9, 2017. That description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which is included as an exhibit to the Disclosure Statement, which is being furnished as Exhibit 99.1 to this Form 8-K, and is incorporated into this Item 7.01 by reference.

The information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. This information shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements.” All statements, other than statements of historical fact, are forward-looking statements. You can identify such statements because they contain words such as “plans,” “expects” or “does expect,” “budget,” “forecasts,” “anticipates” or “does not anticipate,” “believes,” “intends,” and similar expressions or statements that certain actions, events or results “may,” “could,” “would,” “might,” or “will,” be taken, occur or be achieved. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

A number of factors could cause actual results, performance or achievements to differ materially from the results expressed or implied in the forward-looking statements. These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause our actual results, performance and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. Consideration should also be given to the areas of risk set forth under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (the “SEC”), and as set forth more fully under “Part 1, Item 1A. ‘Risk Factors’” in our Annual Report on Form 10-K for the year ended December 31, 2016, as updated by “Part II, Item 1A. ‘Risk Factors’” in our Quarterly Reports on Form 10-Q for the quarters ending since that date as previously filed with the SEC and Quarterly Report on Form 10-Q for the quarter ended September 30, 2017. These risks and uncertainties include, among other things: our ability to execute on our business strategy; our ability to successfully compete in the industries in which we operate; our dependence on the effectiveness of direct response marketing; our ability to retain and attract qualified senior management; any improper use of or failure to protect the personally identifiable information of past, current and prospective customers to which we have access; our ability to upgrade and integrate our operational and financial information systems, maintain uninterrupted access to such systems and adapt to technological changes in the industries in which we operate; our dependence on third parties, including our ability to maintain relationships with such third parties and our potential exposure to liability for the actions of such third parties; damage to our reputation and increased regulation of our industries which could result from unfavorable press reports about our business model; infringement of our trademarks or service marks; changes in, and our ability to comply with, any applicable federal, state and local laws and regulations governing us, including any applicable federal consumer financial laws enforced by the Consumer Financial Protection Bureau; our ability to maintain our state licenses or obtain new licenses in new markets; our ability to continue to purchase structured settlement payments and other financial assets; our business model being susceptible to litigation; our ability to remain in compliance with the terms of our substantial indebtedness and to refinance our term debt; our ability to obtain sufficient working capital at attractive rates or obtain sufficient capital to meet the financing requirements of our business; our ability to renew or modify our warehouse lines of credit; the accuracy of the estimates and assumptions of our financial models; changes in prevailing interest rates and our ability to mitigate interest rate risk through hedging strategies; the public disclosure of the identities and information of structured settlement holders maintained in our proprietary database; our dependence on the opinions of certain credit rating agencies of the credit quality of our securitizations; our ability to complete future securitizations, other financings or sales on favorable terms; the insolvency of a material number of structured settlement issuers; adverse changes in the residential mortgage lending and real estate markets, including any increases in defaults or delinquencies, especially in geographic areas where our loans are concentrated; our ability to grow our loan origination volume, acquire mortgage servicing rights and recapture loans that are refinanced; changes in the guidelines of the applicable government-sponsored enterprises, or any discontinuation of, or significant reduction in, the operation of the applicable government-sponsored enterprises; our entry into the Restructuring Support Agreement to restructure our long-term debt and equity under chapter 11 of the United States Bankruptcy Code; the risks and uncertainties associated with the bankruptcy process; the Plan contemplated by the Restructuring Support Agreement provides for all existing equity interests of our common stockholders to be cancelled and for our common stockholders to lose the full amount of their investment; our ability to satisfy the conditions and milestones contained in the Restructuring Support Agreement; our ability to obtain confirmation of the Plan; the ability of our management to focus on the operation of our business during the pendency of the Chapter 11 Cases; and potential misrepresentations by borrowers, counterparties and other third parties.

Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to publicly revise any forward-looking statements, to report events or to report the occurrence of unanticipated events unless we are required to do so by law.

Important assumptions and other important factors that could cause actual results to differ materially from those expected include, but are not limited to, those factors, risks and uncertainties described in more detail under the heading “Risk Factors” and elsewhere in the Company’s annual and quarterly reports, including amendments thereto, and other filings with the Securities and Exchange Commission. The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment to Employment Agreement by and between Stewart Stockdale and the Company, dated December 1, 2017.
99.1	Disclosure Statement for Joint Pre-Packaged Plan of Reorganization of Orchard Acquisition Company, LLC and its Debtor Affiliates, dated December 1, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J.G. WENTWORTH COMPANY

By:	/s/ Stephen A. Kirkwood
	Name:	Stephen A. Kirkwood
	Title:	Executive Vice President, Chief Legal & Compliance Officer

Dated: December 1, 2017

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Employment Agreement by and between Stewart Stockdale and the Company, dated December 1, 2017.
99.1	Disclosure Statement for Joint Pre-Packaged Plan of Reorganization of Orchard Acquisition Company, LLC and its Debtor Affiliates, dated December 1, 2017.